UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 16, 2011
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On February 16, 2011, the Board of Directors (the “Board”) of Precision Castparts Corp. (the “Company”) approved an amendment to the Company's Bylaws to phase out the Company's classified Board structure beginning at the 2012 Annual Meeting of Shareholders. The amended Bylaws provide that in 2012 through 2014, directors will be elected to one-year terms as the incumbents' three-year terms expire, with all directors standing for election on an annual basis beginning with the 2014 Annual Meeting. The amendment is reflected in the Bylaws of the Company filed as Exhibit 3.2 hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
3.2    Bylaws of Precision Castparts Corp. (amended February 16, 2011).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	February 18, 2011	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.2	Bylaws of Precision Castparts Corp. (amended February 16, 2011).